Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Puget Energy, Inc. and Puget Sound Energy, Inc. (the "Companies") on Form 10-Q for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Bertrand A. Valdman, Senior Vice President Finance and Chief Financial Officer of the Companies, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Date: November 2, 2006
/s/ Bertrand A. Valdman
Bertrand A. Valdman
Senior Vice President Finance and
Chief Financial Officer